UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2011

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 16, 2011, at the annual meeting of stockholders of Cheniere Energy, Inc. (the “Company”), the Company's stockholders voted to approve the Cheniere Energy, Inc. 2011 Incentive Plan (the “2011 Incentive Plan”).  The 2011 Incentive Plan was adopted by the Company's Board of Directors (the “Board”) on March 2, 2011. The Company has reserved 10,000,000 shares for issuance under the 2011 Incentive Plan. The Compensation Committee of the Board is charged with the administration of the 2011 Incentive Plan. The foregoing description of the 2011 Incentive Plan is qualified in its entirety by reference to the 2011 Incentive Plan, which is filed herewith as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on June 16, 2011, with 50,297,815 shares of the Company's common stock present or represented by proxy at the meeting. This represented nearly 72% of the Company's shares of common stock outstanding as of the record date of the meeting. Six proposals, as described in the Company's Proxy Statement dated April 28, 2011 (the “2011 Proxy Statement”), were voted upon at the meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:    ELECTION OF CLASS I DIRECTORS

Director	Number of Votes For	Number of Votes Withheld	Number of Broker Non-Votes
Charif Souki	30,665,724	323,485	19,308,606
Walter L. Williams	30,694,190	295,019	19,308,606
Keith F. Carney	29,786,357	1,202,852	19,308,606

Each of the nominated directors was elected as a Class I director to serve until the 2014 annual meeting of stockholders or until his successor is duly elected and qualified.

ITEM 2:    ADVISORY VOTE ON THE COMPANY'S 2010 EXECUTIVE COMPENSATION

Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
28,122,523	2,709,595	157,091	19,308,606

In a non-binding advisory vote, the stockholders approved the compensation paid for 2010 to the Company's executive officers named in the Summary Compensation Table, as disclosed in the 2011 Proxy Statement.

ITEM 3:    ADVISORY VOTE ON THE FREQUENCY OF THE STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION

Number of Votes For 3 Years	Number of Votes For 2 Years	Number of Votes For 1 Year	Number of Abstentions	Number of Broker Non-Votes
9,064,562	431,387	20,965,990	527,270	19,308,606

In a non-binding advisory vote, the stockholders approved having an annual advisory vote on the compensation paid to the Company's named executive officers.

ITEM 4:    APPROVAL OF THE CHENIERE ENERGY, INC. 2011 INCENTIVE PLAN

Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
23,459,610	7,320,515	209,084	19,308,606

The stockholders approved the Cheniere Energy, Inc. 2011 Incentive Plan.

ITEM 5:    APPROVAL TO PERMIT DIRECT ISSURANCE OF COMMON STOCK WITH FULL VOTING RIGHTS UPON CONVERSION OF CERTAIN OUTSTANDING DEBT

Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
29,961,808	861,081	166,320	19,308,606

The stockholders approved the direct issuance of common stock with full voting rights upon conversion of the term loans held by Scorpion Capital Partners LP.

ITEM 6:    RATIFICATION OF ERNST & YOUNG  LLP AS INDEPENDENT ACCOUNTANTS

Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
49,381,837	592,713	323,265	19,308,606

The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2011.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number        Description

10.1*    Cheniere Energy, Inc. 2011 Incentive Plan

_______________
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: June 22, 2011	By:	/s/ Meg A. Gentle
	Name:	Meg A. Gentle
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description

10.1*    Cheniere Energy, Inc. 2011 Incentive Plan

_______________
*Filed herewith